UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24110

Capital Group KKR U.S. Equity (plus)

(Exact name of registrant as specified in charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

Brian C. Janssen

6455 Irvine Center Drive

Irvine, California 92618

(Name and address of agent for service)

Registrant’s telephone number, including area code: (949) 975-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

ITEM 1 - Reports to Stockholders

Capital Group
KKR U.S. Equity+
Annual report
for the period ended
March 31, 2026

Seeking long-term capital appreciation

Capital Group KKR U.S. Equity+ pursues an investment objective of long-term capital appreciation.
Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.
Here are the cumulative total returns on a $1,000 investment for the period March 2, 2026*, commencement of operations, through March 31, 2026:
Lifetime (since 3/2/2026*)
Class F-2 shares	(3.20)%
Class A shares (reflecting 5.75% maximum sales charge)	(8.87)
For other share class results, visit capitalgroup.com.
*
The fund was seeded on February 26, 2026, and commenced operations and began offering shares to the public on March 2, 2026. The audited financial statements reflect activity from the seeding date through March 31, 2026. Performance information presented herein and in the fund’s prospectus is measured from March 2, 2026, and does not include performance between the seeding date and March 2, 2026.
The total annual fund operating expense ratios are 0.92% for Class F-2 shares and 1.21% for Class A shares, and the net expense ratios are 0.76% for Class F-2 shares and 1.05% for Class A shares as of the prospectus dated February 20, 2026. The expense ratios are restated to reflect current fees.
Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses and waiving a portion of its management fee. The waivers and/or expense reimbursements will be in effect through at least June 1, 2027, and renewed annually thereafter unless terminated by the fund or the investment adviser. Investment results shown reflect the waivers and/or expense reimbursements, without which they would have been lower. Refer to the fund’s most recent prospectus for details.
The fund’s net 30-day yield as of March 31, 2026, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.28% for Class F-2 shares and (0.01)% for Class A shares. The fund’s gross 30-day yield as of that date was (0.65)% for Class F-2 shares and (0.90)% for Class A shares. The Class A share results reflect the 5.75% maximum sales charge.
As a nondiversified fund, Capital Group KKR U.S. Equity+ has the ability to invest a larger percentage of assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor results by a single issuer could adversely affect fund results more than if the fund were invested in a larger number of issuers. The fund also intends to concentrate in the financial services group of industries, and to invest at least 80% of its assets in securities issued by companies based in the United States. The fund may also invest outside the United States.  Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries.
The fund is an interval fund that currently provides liquidity to shareholders through quarterly repurchase offers for 5% of its outstanding shares. To the extent a higher percent of outstanding shares are tendered for repurchase, the redemption proceeds are generally distributed proportionately to redeeming investors (“proration”). Due to this repurchase limit, shareholders may be unable to liquidate all or a portion of their investment during a particular repurchase offer window. In addition, anticipating proration, some shareholders may request more shares to be repurchased than they actually wish, increasing the likelihood of proration. Shares are not listed on any stock exchange, and we do not expect a secondary market in the shares to develop. Due to these restrictions, investors should consider their investment in the fund to be subject to illiquidity risk.
Investment strategies are not guaranteed to meet their objectives and are subject to loss. Investing in the fund is not suitable for all investors. Investors should consult their investment professional before making an investment decision and evaluate their ability to invest for the long term. Because of the nature of the fund’s investments, the results of the fund’s operations may be volatile. Accordingly, investors should understand that past performance is not predictive of future results.

Contents
2	Fellow investors
3	The value of a long-term perspective
4	Investment portfolio
8	Financial statements
27	Board of trustees and other officers

The fund’s investments in KKR Private Equity Conglomerate LLC ("K-PEC") and co-investments alongside K-PEC or one or more other Kohlberg Kravis Roberts & Co. L.P. (together with its subsidiaries, “KKR”) vehicles that pursue private equity strategies entail additional risks. Private equity investments are typically illiquid, speculative, and difficult to value, often requiring multi-year holding periods with returns generally realized only upon sale or refinancing of a portfolio company. These investments depend on access to financing, and market disruptions or increased competition may limit opportunities and affect performance. The fund’s significant investment in K-PEC creates concentration risk and a decline in K-PEC’s value could materially impact the fund’s returns. Co-investment opportunities are competitive and limited and there is no assurance the fund will receive allocations or comparable terms to other investors and will generally have less information than for public companies. Through its investments in K-PEC or other KKR vehicles and co-investments, the fund may have exposure to portfolio companies with limited operating histories, evolving markets, unproven technologies, and inexperienced management, which may require significant capital and create heightened vulnerability to downturns. Most holdings are illiquid, subject to resale restrictions and may require consents or be sold at a discount. Costs associated with investments in private equity are generally greater than those of investments in other asset classes. In addition to bearing their portion of the fund’s fees and expenses, shareholders in the fund will indirectly bear a portion of the asset-based fees, incentive fees and other expenses incurred by the fund as an investor in K-PEC or other KKR vehicles and in co-investments. Incentive fees are paid to KKR when the fund’s investments in K-PEC or other KKR vehicles and/or co-investments deliver returns in excess of a specified hurdle; when paid, these fees reduce the net realized returns of such investments.
Illiquid assets are more difficult to sell and may become impossible to sell in volatile market conditions. Reduced liquidity may have an adverse impact on the market price of such holdings, and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Illiquid assets are also generally difficult to value because they rarely have readily available market quotations. Such securities require fair value pricing, which is based on subjective judgments and may differ materially from the value that would be realized if the security were to be sold. Situations involving uncertainties as to valuation of assets held by the fund could have an adverse effect on the returns of the fund. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Capital Group KKR U.S. Equity+	1

Fellow investors:
On March 2, 2026, Capital Group KKR U.S. Equity+ was publicly launched. The strategy blends public and private equity investments together in one fund, pursuing long-term capital appreciation as its primary objective. The fund’s primary benchmark is the S&P 500 Index.
Under normal circumstances, we will target an allocation of approximately 60% of the fund’s net assets to a portfolio of publicly traded equity securities and approximately 40% to a portfolio of private equity investments through KKR.
As of March 31, 2026,  the fund’s portfolio consisted of about 58.6% public equity investments, around 37.9% private equity investments, and approximately 3.5% cash and cash equivalents. Looking across public and private investments in the aggregate (including the holdings of K-PEC in which the fund invests), our investments are diversified across sectors, with the information technology, communication services, and industrials sectors being the three largest.

Jessica C. Spaly
President
May 20, 2026
For current information about the fund, visit capitalgroup.com.
Given the fund’s short lifetime, our market and fund commentary for this letter is limited. Broadly speaking, March was turbulent for equity markets, as geopolitical conflicts and U.S. trade policies injected uncertainty. The S&P 500 Index, a broad-based measure of the U.S. equity market, declined approximately 5%.
From inception date to the fund’s March 31, 2026 fiscal year-end date, price of shares of the fund declined more than 3% across all share classes.
We look forward to the opportunity to provide you with future updates as our operating history grows through time.

2	Capital Group KKR U.S. Equity+

The value of a long-term perspective
How a hypothetical $10,000 investment has grown for the period March 2, 20261, commencement of operations, through March 31, 2026, with all distributions reinvested.
Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment; thus, the net amount invested was $9,4252. The results shown are before taxes on fund distributions and sale of fund shares. Results are for past periods and are not predictive of results for future periods; current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.
1
The fund was seeded on February 26, 2026, and commenced operations and began offering shares to the public on March 2, 2026. The audited financial statements reflect activity from the seeding date through March 31, 2026. Performance information presented herein and in the fund’s prospectus is measured from March 2, 2026, and does not include performance during the seed period.
2
As outlined in the fund’s prospectus, the sales charge is reduced for purchases (and eligible aggregated investments) of $25,000 or more and is eliminated for purchases (and eligible aggregated investments) of $1,000,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
3
The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source(s): S&P Dow Jones Indices LLC. There may have been periods when the fund has lagged the index.

 Results at a glance
For the period ended March 31, 2026, with all distributions reinvested

Lifetime (since 3/2/20261)
Capital Group KKR U.S. Equity+ (Class F-2 shares)	(3.20)%
Capital Group KKR U.S. Equity+ (Class A shares)	(3.30)
S&P 500 Index	(5.03)
Past results are not predictive of results in future periods.

Capital Group KKR U.S. Equity+	3

Investment portfolio March 31, 2026

Portfolio by type of security
Percent of net assets

Common stock 58.00%	Shares	Value (000)
Information technology 16.44%
NVIDIA Corp.	25,538	$4,454
Microsoft Corp.	10,867	4,023
Broadcom, Inc.	10,882	3,368
Apple, Inc.	4,017	1,019
KLA Corp.	608	895
Applied Materials, Inc.	1,541	527
Fair Isaac Corp. (a)	394	421
Amphenol Corp., Class A	2,902	367
Seagate Technology Holdings PLC	854	334
Ciena Corp. (a)	682	265
AppLovin Corp., Class A (a)	614	244
Teradyne, Inc.	796	236
Micron Technology, Inc.	557	188
		16,341
Communication services 7.74%
Alphabet, Inc., Class A	11,199	3,221
Alphabet, Inc., Class C	3,511	1,007
Meta Platforms, Inc., Class A	3,783	2,164
Netflix, Inc. (a)	10,990	1,057
Comcast Corp., Class A	8,438	242
		7,691
Industrials 7.29%
Northrop Grumman Corp.	1,196	816
General Electric Co.	2,518	715
RTX Corp.	3,611	697
Waste Connections, Inc.	3,109	505
Trane Technologies PLC	1,157	482
Watsco, Inc.	1,323	481
United Rentals, Inc.	646	471
TransDigm Group, Inc.	360	417
Waste Management, Inc.	1,666	383
Caterpillar, Inc.	524	371
ATI, Inc. (a)	2,500	364
Union Pacific Corp.	1,300	315
Uber Technologies, Inc. (a)	4,345	313
Copart, Inc. (a)	8,647	287
Ferguson Enterprises, Inc.	1,184	276
Ingersoll-Rand, Inc.	2,312	185
FTAI Aviation, Ltd.	682	167
		7,245

4	Capital Group KKR U.S. Equity+

Common stock (continued)	Shares	Value (000)
Health care 6.54%
Eli Lilly and Co.	2,020	$1,858
UnitedHealth Group, Inc.	3,541	958
Vertex Pharmaceuticals, Inc. (a)	2,101	938
AbbVie, Inc.	3,473	755
Thermo Fisher Scientific, Inc.	705	346
CVS Health Corp.	4,707	338
Medline, Inc., Class A (a)	7,238	322
Danaher Corp.	1,633	310
Medtronic PLC	3,354	291
Cigna Group (The)	874	233
Alnylam Pharmaceuticals, Inc. (a)	471	156
		6,505
Consumer discretionary 5.89%
Amazon.com, Inc. (a)	14,500	3,020
Home Depot, Inc.	2,432	800
Starbucks Corp.	6,548	587
Carvana Co., Class A (a)	1,192	375
MercadoLibre, Inc. (a)	186	321
Viking Holdings, Ltd. (a)	3,888	286
Royal Caribbean Cruises, Ltd.	968	266
TJX Cos., Inc. (The)	1,261	201
		5,856
Financials 5.47%
Mastercard, Inc., Class A	2,455	1,227
JPMorgan Chase & Co.	2,705	796
Progressive Corp.	3,586	711
BlackRock, Inc.	581	559
Morgan Stanley	2,630	433
U.S. Bancorp	7,660	398
Affirm Holdings, Inc., Class A (a)	6,227	285
Moody’s Corp.	647	282
Truist Financial Corp.	5,411	249
KKR & Co., Inc.	1,941	179
PNC Financial Services Group, Inc.	830	173
Arthur J. Gallagher & Co.	694	150
		5,442
Utilities 2.59%
CenterPoint Energy, Inc.	15,740	679
Constellation Energy Corp.	2,408	673
Xcel Energy, Inc.	4,585	364
NextEra Energy, Inc.	3,776	351
Atmos Energy Corp.	1,515	280
Pinnacle West Capital Corp.	2,313	233
		2,580
Consumer staples 1.78%
Philip Morris International, Inc.	8,346	1,380
Mondelez International, Inc., Class A	6,804	392
		1,772
Materials 1.61%
Linde PLC	2,032	1,008
LyondellBasell Industries NV	4,433	357
Freeport-McMoRan, Inc.	4,089	240
		1,605
Real estate 1.35%
Welltower, Inc. REIT	4,239	838
Prologis, Inc. REIT	2,338	309

Capital Group KKR U.S. Equity+	5

Common stock (continued)	Shares	Value (000)
Real estate (continued)
UDR, Inc. REIT	5,675	$192
		1,339
Energy 1.30%
EOG Resources, Inc.	4,013	580
ONEOK, Inc.	4,134	373
Halliburton Co.	8,586	335
		1,288
Total common stock (cost: $60,962,000)		57,664
Private equity operating companies 34.12%
KKR Private Equity Conglomerate, LLC, Class I (a)(b)	986,178	33,919
Total private equity operating companies (cost: $33,920,000)		33,919
Private equity co-investments 3.77%
KKR Illume Aggregator, LP (a)(b)		1,770
KKR Dante Aggregator, LP (a)(b)		1,977
Total private equity co-investments (cost: $3,881,000)		3,747
Registered investment companies 0.56%
Capital Group Core Equity ETF (c)	14,514	558
Total registered investment companies (cost: $585,000)		558
Short-term securities 2.82%
Money market investments 2.82%
Capital Group Central Cash Fund 3.71% (c)(d)	28,021	2,802
Total short-term securities (cost: $2,802,000)		2,802
Total investment securities 99.27% (cost: $102,150,000)		98,690
Other assets less liabilities 0.73%		722
Net assets 100.00%		$99,412
Investments in affiliates (c)

	Value at 2/26/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 3/31/2026 (000)	Dividend or interest income (000)
Registered investment companies 0.56%
Capital Group Core Equity ETF	$—	$585	$—	$—	$(27)	$558	$1
Short-term securities 2.82%
Money market investments 2.82%
Capital Group Central Cash Fund 3.71% (d)	—	63,708	60,912	6	—	2,802	15
				$6	$(27)	$3,360	$16

6	Capital Group KKR U.S. Equity+

Restricted securities (b)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
KKR Private Equity Conglomerate, LLC, Class I (a)	2/26/2026	$33,920	$33,919	34.12%
KKR Dante Aggregator, LP (a)	2/26/2026	2,031	1,977	1.99
KKR Illume Aggregator, LP (a)	2/26/2026	1,850	1,770	1.78
Total		$37,801	$37,666	37.89%

(a)	Non-income producing.
(b)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(c)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(d)	Rate represents the seven-day yield at 3/31/2026.

Key to abbreviation(s)
ETF = Exchange Traded Fund
REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

Capital Group KKR U.S. Equity+	7

Financial statements
Statement of assets and liabilities at March 31, 2026

(dollars in thousands)
Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $98,763)	$95,330
Affiliated issuers (cost: $3,387)	3,360	$98,690
Cash		50
Receivables for:
Sales of investments	573
Sales of fund’s shares	503
Dividends	40
Expense reimbursement	92	1,208
		99,948
Liabilities:
Payables for:
Purchases of investments	399
Investment advisory services	31
Services provided by related parties	3
Trustees’ deferred compensation	18
Auditing and legal fees	60
Other	25	536
Commitments and contingencies*
Net assets at March 31, 2026		$99,412
Net assets consist of:
Capital paid in on shares of beneficial interest		$102,785
Total distributable earnings (accumulated loss)		(3,373)
Net assets at March 31, 2026		$99,412

*	Refer to Note 5 for further information on unfunded commitments and Note 7 for further information on the expense recoupment.

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (10,284 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$62	6	$9.66
Class A-2	9	1	9.66
Class A-3	9	1	9.66
Class F-2	327	34	9.67
Class F-3	98,995	10,241	9.67
Class R-6	10	1	9.67

Refer to the notes to financial statements.

8	Capital Group KKR U.S. Equity+

Financial statements (continued)
Statement of operations for the period ended March 31, 20261

(dollars in thousands)
Investment income:
Income:
Dividends from unaffiliated issuers	$82
Dividends from affiliated issuers	16	$98
Fees and expenses[2]:
Investment advisory services	31
Distribution services	— [3]
Transfer agent services	— [3]
Administrative services	3
Accounting and administrative services	22
Trustees’ compensation	18
Auditing and legal	60
Registration statement and prospectus	1
Custodian	— [3]
Other	2
Total fees and expenses before waivers/reimbursements	137
Less:
Expense reimbursement	(92)
Investment advisory services waiver	— [3]
Total fees and expenses after waivers/reimbursements		45
Net investment income		53
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	28
Affiliated issuers	6	34
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,433)
Affiliated issuers	(27)	(3,460)
Net realized gain (loss) and unrealized appreciation (depreciation):		(3,426)
Net increase (decrease) in net assets resulting from operations		$(3,373)
1
For the period February 26, 2026 through March 31, 2026.
2
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
3
Amount less than one thousand.
Refer to the notes to financial statements.

Capital Group KKR U.S. Equity+	9

Financial statements (continued)
Statement of changes in net assets

(dollars in thousands)
Period ended March 31,
2026*

Operations:
Net investment income	$53
Net realized gain (loss)	34
Net unrealized appreciation (depreciation)	(3,460)
Net increase (decrease) in net assets resulting from operations	(3,373)
Net capital share transactions	102,685
Total increase (decrease) in net assets	99,312
Net Assets:
Beginning of period	100 †
End of period	$99,412

*	For the period February 26, 2026 through March 31, 2026.
†	Represents initial regulatory seed share purchase made on January 6, 2026 of $100,000 at $10.00 per share.

Refer to the notes to financial statements.

10	Capital Group KKR U.S. Equity+

Financial statements (continued)
Statement of cash flows for the period ended March 31, 2026*

(dollars in thousands)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(3,373)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(99,892)
Proceeds from sales and repayments of investment securities	573
Net purchases, sales and maturities of short-term investments	(2,797)
Net realized (gain) loss on investments	(34)
Net unrealized (appreciation) depreciation on investments	3,460
Changes in assets and liabilities:
(Increase) decrease in receivables for sales of investments	(573)
(Increase) decrease in receivables for dividends	(40)
(Increase) decrease in receivables for expense reimbursement	(92)
Increase (decrease) in payables for purchases of investments	399
Increase (decrease) in payables for investment advisory services	31
Increase (decrease) in payables for services provided by related parties	3
Increase (decrease) in payables for auditing and legal fees	60
Increase (decrease) in other payables	25
Increase (decrease) in payables for trustees’ deferred compensation	18
Net cash provided by (used in) operating activities	(102,232)

Cash flows from financing activities:
Proceeds from sales of fund’s shares	102,182
Net cash provided by (used in) financing activities	102,182
Net increase (decrease) in cash	(50)
Cash at beginning of period	100 †
Cash at end of period	$50
*
For the period February 26, 2026 through March 31, 2026.
†
Represents initial regulatory seed share purchase made on January 6, 2026 of $100,000 at $10.00 per share.
Refer to the notes to financial statements.

Capital Group KKR U.S. Equity+	11

Notes to financial statements
1. Organization

Capital Group KKR  U.S. Equity+ (the “fund”) was organized on July 10, 2025 as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a nondiversified, closed-end management investment company operating as an interval fund, and its shares are registered under the Securities Act of 1933. The fund’s investment objective is to seek long-term capital appreciation. The fund generally expects to invest approximately 60% of its net assets in publicly traded equity securities and approximately 40% of its net assets in private equity securities, including units offered by KKR Private Equity
Conglomerate LLC (“K-PEC”) and co-investments alongside K-PEC or one or more other KKR vehicles that pursue private equity strategies. Capital Research and Management Company (“CRMC”) is the fund’s investment adviser.
The fund has six share classes consisting of five retail share classes (Classes A, A-2, A-3, F-2 and F-3) and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption
Class A	Up to 5.75%	1.00% for redemptions within 18 months of purchase for investments of $1,000,000 or more
Class A-2	Up to 3.50%	2.00% for redemptions within one year of purchase for investments of $750,000 or more
Class A-3	None	None
Classes F-2 and F-3	None	None
Class R-6	None	None
Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.
2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.
Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.
Distributions paid or accrued to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	Capital Group KKR U.S. Equity+

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
3. Valuation

CRMC, the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities and loans other than directly originated loans, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Example of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral characteristics or performance and other reference data
(collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser, and for which the use of net asset value (“NAV”) as a practical expedient is either not possible or has not been elected, are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Capital Group KKR U.S. Equity+	13

The fund’s investments in K-PEC and/or private equity co-investments (“private investment vehicles”) are valued using the NAV of the private investment vehicle as a practical expedient. The NAV of the private investment vehicle is calculated by the respective unaffiliated investment manager and provided to the fund on a monthly or quarterly basis. Such NAV may be adjusted for any relevant information available at the time the fund values its portfolio, including capital activity and material events occurring between the reference dates of the valuation of the private investment vehicles and the valuation date of the fund.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Investments valued using NAV as a practical expedient are excluded from the fair value hierarchy. The fund’s valuation levels as of March 31, 2026, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	NAV as a practical expedient	Total
Asset:
Common stocks:
Information technology	$16,341	$—	$—	$—	$16,341
Communication services	7,691	—	—	—	7,691
Industrials	7,245	—	—	—	7,245
Health care	6,505	—	—	—	6,505
Consumer discretionary	5,856	—	—	—	5,856
Financials	5,442	—	—	—	5,442
Utilities	2,580	—	—	—	2,580
Consumer staples	1,772	—	—	—	1,772
Materials	1,605	—	—	—	1,605
Real estate	1,339	—	—	—	1,339
Energy	1,288	—	—	—	1,288
Private equity operating companies	—	—	—	33,919	33,919
Private equity co-investments	—	—	—	3,747	3,747
Registered investment companies	558	—	—	—	558
Short-term securities	2,802	—	—	—	2,802
Total	$61,024	$—	$—	$37,666	$98,690

14	Capital Group KKR U.S. Equity+

The following provides additional information for private investment vehicles measured at NAV (or its equivalent) as a practical expedient as of March 31, 2026 (dollars in thousands):
	Investment strategy	Fair value	Unfunded commitments	Redemption frequency	Redemption restrictions and term
Private equity operating companies	Investments in private operating companies	$33,919	$ —	Quarterly, on at least 3 business days’ notice
Repurchases of K-PEC units are limited to no more than
5% of K-PEC’s aggregate NAV per quarter. K-PEC may
choose to repurchase fewer units than have been
requested in a particular quarter to be repurchased or
none at all, in its discretion, and may also modify or
suspend its share repurchase plan. K-PEC units that are
repurchased within 24 months of their original issue
date are subject to an early repurchase fee of 5.0% of
the net asset value of such units.

Private equity co-investments	Investments in private operating companies	3,747	186	None
Liquidity is in the form of distributions once underlying
portfolio companies are sold and gains are realized by
the general partner. There may be little to no
opportunities for the fund to otherwise sell such
co-investments. A proposed sale of a co-investment
prior to the time of sale of the relevant portfolio
company will typically require consent by the general
partner and be sold at a discount. The term of the
partnership shall continue in perpetuity until the
partnership is dissolved in accordance with its limited
partnership agreement.

		$37,666	$186
4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund, the fund’s investments in K-PEC, and any investments in the equity and/or debt of private companies may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; the imposition of tariffs and other trade restrictions; levels of public debt and deficits and related reductions in credit ratings; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
Repurchase offers risk — The fund is an interval fund and, in order to provide liquidity to shareholders, the fund, subject to applicable law, will conduct periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value, subject to approval of the board. The fund expects initially to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may request that more shares be repurchased than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value per share of shares subject of a repurchase request in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined. Such fluctuations may be exacerbated by currency fluctuations to the extent the fund invests in securities denominated in currencies other than the U.S. dollar. The net asset value on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a shareholder submits a repurchase request.
The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which could adversely affect the fund’s investment performance. In addition, diminution in the size of the fund through repurchases may result in an increased expense ratio for shareholders who do not submit a

Capital Group KKR U.S. Equity+	15

repurchase request, may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant) and, unless offset by sufficient sales of fund shares, may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective.
Equity securities — Equity securities include, among other things, common stocks, preferred securities, convertible stocks and warrants. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company. Equity securities generally have greater price volatility than most fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.
Investing in private equity investments — The fund will have significant exposure to private equity investments of KKR. These investments are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended by KKR to bring about some kind of change in an operating company. The fund will typically gain investment exposure to private equity investments through its investments in K-PEC or other KKR vehicles and through co-investment opportunities with KKR. The risks described in this section apply to direct investments in private equity, indirect investments in private equity through K-PEC or other KKR vehicles, and through co-investment opportunities with KKR.
Investments in private equity involve the same types of risks associated with an investment in any operating company. However, securities of the underlying companies tend to be more illiquid, and highly speculative. Private equity investments have generally been dependent on the availability of debt or equity financing to fund the acquisitions of such investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, which may in turn reduce the availability of private equity investment opportunities for the fund.
Costs associated with investments in private equity are generally greater than those of investments in other asset classes. Furthermore, in addition to bearing their portion of the fund’s fees and expenses, shareholders in the fund will indirectly bear a portion of the asset-based fees, incentive fees and other expenses incurred by the fund as an investor in K-PEC or other KKR vehicles and in co-investments. As a result, to the extent an investor in the fund has direct access to the Underlying Investments, such investor may be subject to higher operating expenses as a shareholder in the fund than if he or she invested in an Underlying Investment directly or in a closed-end fund that did not invest in underlying private vehicles. Incentive fees known as performance participation allocations are paid to KKR in respect of the fund’s investment in K-PEC where such investment delivers returns (on a realized and unrealized basis) in excess of a specified hurdle. Carried interest is paid to KKR in respect of each of the fund’s co-investments where its co-investment delivers realized returns in excess of a specified hurdle. These incentive fees will reduce the net realized returns of the fund’s investments in K-PEC and in co-investments, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees. In addition, the incentive fees may be paid on an investment even if other investments of the fund deliver negative returns.
The fund may have exposure to portfolio companies that are in a conceptual or early stage of development. These companies are often characterized by short operating histories, new technologies or products, quickly evolving markets and management teams that may have limited experience working together, all of which enhance the difficulty of evaluating these acquisition opportunities. The management of such companies will need to implement and maintain successful sales and marketing and finance capabilities and other operational strategies in order to become and remain successful. The loss of key management personnel could be detrimental to the prospects of such companies. Other substantial operational risks to which such companies are subject include uncertain market acceptance of the company’s products or services, a high degree of regulatory risk for new or untried and/or untested business models, products and services, high levels of competition among similarly situated companies, lower capitalizations and fewer financial resources and the potential for rapid organizational or strategic change. Emerging technology companies are subject to risk based on the characterization of the industry, including the possibility that rapid technological developments may render such companies’ technology

16	Capital Group KKR U.S. Equity+

obsolete, uneconomical or uncompetitive prior to the company achieving profitability. Certain of these companies will need substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies also have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, emerging growth companies are more susceptible to macroeconomic effects and industry downturns. Such companies also face intense competition, including from companies with greater financial resources, more extensive marketing and service capabilities and a larger number of qualified personnel.
Moreover, the fund may have exposure to certain portfolio companies that have and are expected to have significantly fewer products, services or clients than more established companies. Competition to such companies can develop from other new and existing companies, products and services. If a company is dependent on a limited number of products or services or the business of a limited number of clients, a significant risk exists that a proposed service or product cannot be developed successfully with the resources available to the company. Rapidly changing technology can also make a product or service obsolete in a short period of time. There is no assurance that the development efforts of any company will be successful, or, if successful, will be completed within the budget or time period originally estimated. The consequences of failure of such products or services or the loss of such clients could be devastating to the prospects of such company, which in turn could negatively affect the fund’s performance.
The fund may have investment exposure to companies that have already received one or more rounds of financing. These securities may be among the most junior in a portfolio company’s capital structure and thus subject the fund to a greater risk of losing all or part of its invested capital. There will often be no collateral to protect the fund’s investment exposure to such securities once made.
Most of the fund’s investments in private equity will be highly illiquid, and there can be no assurance that the fund will be able to realize any such investment at any given time. Although investments by the fund may generate current income, the return of capital and the realization of gains, if any, from such an investment will generally occur only upon the partial or complete disposition or refinancing of the investment. While a portfolio company may be sold at any time, it is not generally expected that this will occur for a number of years after the investment in such portfolio company is made, and some investments may be held for much longer periods of time. Moreover, an investment that initially consists of an interest in assets may be exchanged, contributed or otherwise converted into private or publicly-traded stock of a corporation, interests in a limited liability company or other interests or assets (and vice-versa), and any such exchange, contribution or conversion will likely not constitute a disposition of the type that results in investors receiving distributions. In addition, the fund will generally not be able to sell its private equity securities publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available. In addition, in some cases the fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time.
Investing in KKR co-investment opportunities — To the extent permitted by law, the fund expects to invest in private equity securities through co-investments alongside K-PEC and/or other KKR vehicles that pursue private equity strategies.
With respect to KKR’s syndication of co-investment opportunities to Co-Investors, there can be no assurances that any particular investor, including the fund, will be given the opportunity to participate in any co-investment opportunities, or on the same or comparable economic terms as other Co-Investors. The fund may participate in a co-investment to a lesser extent relative to other Co-Investors or, under certain circumstances, may not participate in the co-investment at all. The market for co-investment opportunities is competitive and limited, and the co-investment opportunities to which the fund wishes to allocate assets may not be available at any given time. Ultimately, an inability to receive the fund’s desired allocation to certain co-investments could represent a risk to the fund’s ability to achieve its desired investment returns.
The fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of KKR and its affiliates. When a new co-investment opportunity arises, the fund’s investment adviser conducts a review of the available investment materials based on the fund’s investment objective and constraints. If the investment adviser decides to pursue a co-investment opportunity, a sizing determination is made in respect of such investment. The fund generally relies on KKR and its affiliates offering such co-investment opportunity to perform initial and ongoing due diligence on the relevant portfolio company and to negotiate terms of the investment into the relevant portfolio company. The investment adviser does not expect to have the ability to conduct the same level of due diligence on co-investment opportunities as it conducts for other investments, or to negotiate the terms of such co-investments.
In relying on KKR to perform initial and ongoing due diligence on portfolio companies for co-investments, the investment adviser has considered KKR’s position as a leading global investment firm with an extensive history of leadership, innovation and investment excellence in private equity markets.
The fund’s co-investments will be illiquid holdings that are generally intended to be held by the fund over the medium-to-longer term. The fund will generally rely on KKR and its affiliates to sell the portfolio company underlying a co-investment in order to realize such co-investment, and the investment adviser will be limited in its ability to otherwise sell such co-investments. A proposed sale of a co-investment by the fund (prior to the time of sale of the relevant portfolio company as determined by KKR and its affiliates) will typically require consent by KKR and its affiliates and be sold at a discount.
As the fund relies on KKR and its affiliates to perform initial and ongoing due diligence on portfolio companies for co-investments, the fund may not always have access to the same level of information regarding such portfolio companies as compared to public companies.

Capital Group KKR U.S. Equity+	17

A portfolio company’s business activities that are not fully disclosed to the fund may involve risks under some market conditions that are not anticipated by the fund. Furthermore, this lack of access to information may make it more difficult for the fund to evaluate co-investment opportunities.
Complex investment opportunities, such as the private equity investment transactions in which the fund may co-invest, present risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities.
Nondiversification  — As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.
Investing in financials  — The fund intends to invest meaningfully in one or more KKR vehicles and, in effect, concentrate in the financial services group of industries. As a result, under normal circumstances, a significant portion of the fund’s portfolio will be comprised of securities issued by companies in the financial services group of industries and the fund may be more susceptible to any economic, business, political or other developments which generally affect this group of industries. The profitability of many types of financial companies may be adversely affected in certain market cycles, including during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the fund’s investments may lose value during such periods.
Investing in illiquid investments and liquidity risk — The fund expects to invest significantly in private, illiquid securities, including through its investments in K-PEC or other KKR vehicles and co-investments. Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. In addition, illiquid securities are typically subject to restrictions on resale and the fund may be legally, contractually or otherwise prohibited from selling or disposing certain investments for a period of time.
Valuation risk of private equity  — Unlike publicly traded equity securities which trade on national exchanges, there is no central place or exchange for private equity securities to trade. Due to the lack of centralized information and trading, the valuation of private equity securities generally carries more risk than that of publicly traded equity securities. In addition, other market participants may value securities differently than the fund. As a result, the fund may be subject to the risk that when a private equity security is sold in the market, the amount received by the fund is less than the value carried on the fund’s books. These risks are heightened with respect to private equity investments, which rarely have readily available market quotations. As a result, such securities require the investment adviser to estimate, in accordance with their valuation policies, the fair value of such investments on the valuation date.
Fair value pricing is based on subjective judgments, significant unobservable inputs and may differ materially from the value that would be realized if the security were to be sold. The investment adviser seeks to evaluate on a daily basis material information about the fund’s investments, and in some cases, the investment adviser utilizes third party sources for such information. For example, the fund may utilize inputs obtained from K-PEC or KKR or their affiliates and/or agents regarding certain K-PEC and private equity investments through KKR co-investment opportunities. However, the investment adviser may not be able to acquire and/or evaluate properly such information on a daily basis for certain investments. Due to these various factors, the fund’s fair value determinations can cause the fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive. Absent bad faith or manifest error, valuation determinations of the investment adviser will be conclusive and binding on shareholders of the fund.
Exposure to country, region, industry or sector  — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.
Management  — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

18	Capital Group KKR U.S. Equity+

Dependence on investment adviser and KKR  — The fund’s strategy to invest in private equity securities is highly dependent on the relationship between the investment adviser and KKR. If this relationship were to alter or terminate for any reason, the fund may not be able to pursue access to private markets investments in whole or in part and/or be forced to liquidate, resulting in potential investment losses to fund shareholders. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains, and, in certain circumstances, ordinary income, which may increase taxable distributions (including those distributable as ordinary income) to shareholders. It is also possible that changes in the fund’s investment program resulting from alteration or termination of the strategic relationship with KKR could threaten the fund’s ability to qualify as a regulated investment company.
5. Certain investment techniques

Unfunded commitments — The fund has entered into contractual arrangements to make additional capital contributions in connection with certain private equity co-investment transactions. As of March 31, 2026, the fund had unfunded private equity co-investment commitments totaling $186,000.
6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the period ended March 31, 2026, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.
The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Non-U.S. taxation — Dividend is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses, short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.
As of March 31, 2026, the tax basis components of distributable earnings (accumulated loss), unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$88
Gross unrealized appreciation on investment securities	482
Gross unrealized depreciation on investment securities	(3,942)
Net unrealized appreciation on investment securities	(3,460)
Cost of investment securities	102,150
No distributions were paid to shareholders during the period ended March 31, 2026.
7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.

Capital Group KKR U.S. Equity+	19

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.35% of daily net assets. CRMC has agreed to waive investment advisory fees in an amount equal to the advisory fees and other operating expenses paid by the fund in respect of fund assets invested in an affiliated fund. The waiver may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. During the period February 26, 2026 through March 31, 2026, CRMC waived less than $1,000 in advisory fees. CRMC does not intend to recoup this waiver.
Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class.  The principal class-specific fees and expenses are further described below:
Distribution services — The fund has plans of distribution for the share classes indicated below. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 0.75% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class A-2	0.55	0.75
Class A-3	0.75	0.75
For Class A and A-2 shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. These share classes reimburse CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2026, there were no unreimbursed expenses subject to reimbursement for Class A or A-2 shares.
Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.
For the period February 26, 2026 through March 31, 2026, class-specific expenses under the agreements were as follows (dollars in thousands):
Share class	Distribution services	Transfer agent services	Administrative services
Class A	$— *	$— *	$— *
Class A-2	—	— *	— *
Class A-3	—	— *	— *
Class F-2	Not applicable	— *	— *
Class F-3	Not applicable	— *	3
Class R-6	Not applicable	—	— *

Total class-specific expenses	$— *	$— *	$3
*
Amount less than one thousand.
Expense reimbursement — CRMC has agreed to reimburse the fund to the extent certain fund offering and operating expenses ("specified expenses") exceed 0.12% of the average daily net assets of each share class (“expense limit”). The expense limit is calculated on a class-by-class basis and is exclusive of (i) advisory and administrative services fees (ii) distribution or shareholder servicing fees, (iii)

20	Capital Group KKR U.S. Equity+

transfer agency fees, (iv) certain portfolio transaction and other investment-related costs, (v) interest expense and other financing costs, (vi) taxes, (vii) acquired fund fees and expenses, (viii) litigation and indemnification expenses, (ix) judgments, and (x) extraordinary expenses. CRMC may recoup any portion of amounts reimbursed during the previous thirty-six months, to the extent the fund’s estimated annualized specified expenses, calculated on a monthly basis, is less than the expense limit for such month. The reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC. As of March 31, 2026, total fees and expenses reimbursed by CRMC were $92,000.
Organizational and initial offering expenses — CRMC has agreed to bear the organizational and initial offering expenses incurred with respect to the fund. CRMC does not intend to recoup these expenses.
Accounting and administrative services – The fund has a sub-administration agreement with The Bank of New York Mellon (“BNY”) under which the fund compensates BNY for providing accounting and administrative services to each of the fund’s share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY is not a related party to the fund.
Trustees deferred compensation — The board of trustees has adopted a deferred compensation plan. Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other Capital Group Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $18,000 in the fund’s statement of operations reflects current fees.
Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees will receive any compensation directly from the fund.
Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.
Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the period ended March 31, 2026, the fund did not engage in any such purchase or sale transactions with any related funds.
8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.
9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):
	Sales*		Reinvestment of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
For the period February 26, 2026 through March 31, 2026
Class A	$64	6	$—	—	$—	—	$64	6
Class A-2	10	1	—	—	—	—	10	1
Class A-3	10	1	—	—	—	—	10	1
Class F-2	335	34	—	—	—	—	335	34
Class F-3	102,256	10,231	—	—	—	—	102,256	10,231
Class R-6	10	1	—	—	—	—	10	1
Total net increase (decrease)	$102,685	10,274	$—	—	$—	—	$102,685	10,274
*
Includes exchanges between share classes of the fund.

Capital Group KKR U.S. Equity+	21

10. Repurchase offers

As a closed-end interval fund, pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended ("Rule 23c-3"), the fund has adopted a fundamental policy to either conduct quarterly repurchase offers of between 5% and 25% of its outstanding shares at net asset value per share or, if permitted by SEC exemptive relief or amendments to Rule 23c-3, make monthly repurchase offers to repurchase not less than 5% of its outstanding shares in any month and not more than 25% of its outstanding shares in any three-month period, in each case unless suspended or postponed in accordance with regulatory requirements. The fund currently intends to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances, subject to approval of the board of trustees.
Repurchases generally are funded from available cash, cash from the sale of shares or sales of portfolio securities. While the fund believes repurchases are generally beneficial to shareholders, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested, which may reduce returns. In addition, diminution in the size of the fund through repurchases without offsetting new sales, may result in untimely sales of portfolio securities (with imputed transaction costs, which may be significant) and a higher expense ratio, and may limit the ability of the fund to participate in new investment opportunities. The fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for the fund’s securities and reduce the fund’s value.
The fund will initially make quarterly repurchase offers. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). When a repurchase offer commences, the fund sends written notice to each shareholder at least 21 business days before the repurchase request deadline. The purchase price will be the net asset value of the fund as determined at the close of business on the repurchase pricing date.
In the event a repurchase offer is oversubscribed, the fund may, but is not required to, repurchase additional shares up to a maximum amount of 2% of the outstanding shares of the fund in any three-month period. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders request that the fund repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase such shares on a pro rata basis.
For the period March 2, 2026, when shares were first offered to the public, through March 31, 2026, the fund did not conduct any repurchase offers.
11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, of $99,892,000 and $573,000, respectively, during the period February 26, 2026 through March 31, 2026.
12. Ownership concentration

On February 26, 2026, CRMC made seed capital investments in exchange for fund shares. As of March 31, 2026, CRMC held 97% of the fund’s outstanding shares.
13. Subsequent events

Subsequent events have been evaluated through May 20, 2026, the date the financial statements were available to be issued.

22	Capital Group KKR U.S. Equity+

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net assets value, end of period	Total return[2,3,4]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse ments[5,6]	Ratio of expenses to average net assets after waivers/ reimburse ments[2,5,6]	Ratio of net income (loss) to average net assets[2,5]

Class A:
3/31/2026[7,8]	$10.00	$— [9]	$(0.34)	$(0.34)	$—	$—	$—	$9.66	(3.30)%[10]	$— [11]	1.24%[10]	0.79%[10]	0.31%[10]
Class A-2:
3/31/2026[7,8]	10.00	— [9]	(0.34)	(0.34)	—	—	—	9.66	(3.30)[10]	— [11]	1.19 [10]	0.74 [10]	0.35 [10]
Class A-3:
3/31/2026[7,8]	10.00	— [9]	(0.34)	(0.34)	—	—	—	9.66	(3.30)[10]	— [11]	1.19 [10]	0.74 [10]	0.35 [10]
Class F-2:
3/31/2026[7,8]	10.00	— [9]	(0.33)	(0.33)	—	—	—	9.67	(3.20)	— [11]	0.96	0.51	0.58
Class F-3:
3/31/2026[7,8]	10.00	0.01	(0.34)	(0.33)	—	—	—	9.67	(3.20)	99	0.95	0.50	0.59
Class R-6:
3/31/2026[7,8]	10.00	0.01	(0.34)	(0.33)	—	—	—	9.67	(3.20)	— [11]	0.95	0.50	0.59

Period ended March 31, 2026[3,7,8,12]
Portfolio turnover rate for all share classes[13]	1%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain fee waivers and/or expense reimbursements.
[3]	Not annualized.
[4]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[5]	Annualized.
[6]	This column does not include expenses of the underlying funds in which the fund invests.
[7]
For the period February 26, 2026 through March 31, 2026, except total return. Total return shown is measured from March 2, 2026, when shares were first offered to the public, and does not include performance during the seed period. If performance during the seed period were included, total return would be approximately 0.10% lower than amounts shown.

[8]	Based on operations for a period that is less than a full year.
[9]	Amount less than $0.01.
[10]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[11]	Amount less than $1 million.
[12]	Rates exclude in-kind transactions, if any.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
Refer to the notes to financial statements.

Capital Group KKR U.S. Equity+	23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Capital Group KKR U.S. Equity+:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Capital Group KKR U.S. Equity+ (the “Fund”), including the investment portfolio, as of March 31, 2026, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from February 26, 2026 through March 31, 2026, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from February 26, 2026 through March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers and transfer agents; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Costa Mesa, California
May 20, 2026
We have served as the auditor of one or more Capital Group investment companies since 1956.

24	Capital Group KKR U.S. Equity+

Approval of Investment Advisory and Service Agreement

The fund’s board, including a majority of its independent board members, has approved the fund’s Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an initial term through January 31, 2027. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that approving the agreement was in the best interests of the fund and its shareholders.
In reaching their decision, the board and the committee took into account information prepared specifically in connection with their review of the advisory agreement and information otherwise provided in meeting material, as well as information previously provided to them in their capacity as board members of other investment companies managed by CRMC, and they were advised by their independent counsel with respect to the matters considered. Each member of the board and the committee was satisfied that all information reasonably necessary for their consideration of the agreement had been provided and that the totality of the information available was sufficient. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.
1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, financial, investment operations, compliance, trading, proxy voting, shareholder communications and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered the manner in which the fund’s hybrid portfolio will be managed and overseen by CRMC, including overall cash and liquidity management in connection with the fund’s quarterly repurchase offers; the administrative and shareholder services that would be provided by CRMC to the fund under the agreement and other agreements; the oversight of other third party service providers to be provided by CRMC; and the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks.
The board and the committee each concluded that it was satisfied with the nature, extent and quality of the services to be provided by CRMC to the fund, and that such services would benefit the fund and its shareholders.
2. Investment results
The board and the committee considered the manner in which CRMC proposed to manage the fund in light of its objective and strategy. They also considered the fund’s proposed investment policies and restrictions, and CRMC’s experience in managing similar strategies. As the fund was newly created, there was no fund performance for the board and the committee to review. The board and committee did, however, consider investment performance information for CRMC with respect to existing accounts with strategies most similar to those that will be employed by CRMC for the fund. On the basis of this evaluation and the board’s and the committee’s plan to undertake an ongoing review of investment operations and results, the board and the committee each concluded that it was satisfied with the investment results that could be reasonably anticipated from CRMC given the information available.
3. Advisory fees and total expenses
The board and the committee reviewed the proposed advisory fee schedules of the fund compared to those of other relevant funds and accounts while considering oversight responsibilities that are unique to the fund. They also reviewed pro-forma expenses beyond normal operating expenses that may impact shareholders due to the nature of the fund and its planned investments.
The board and the committee concluded that the advisory fees payable by the fund to CRMC was fair and reasonable in relation to the services to be provided by CRMC, as well as in relation to the respective risks assumed by CRMC in sponsoring and managing the fund. The board and the committee also concluded that the fund’s total expense ratio was fair and reasonable.

Capital Group KKR U.S. Equity+	25

4. Ancillary benefits
The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s proposed relationship with the fund and other funds it sponsors, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices related to the portion of fund assets it would directly manage, noting that CRMC bears the cost of third-party research. The board and the committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payments to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee also considered the expected ancillary benefits to CRMC or its affiliates resulting from Capital Group’s partnership with Kohlberg Kravis Roberts & Co. L.P. (“KKR”) – specifically, the revenue-sharing payments expected to be received by Capital Client Group, Inc. (“CCG”) from KKR, based on compensation earned from investments by CRMC-managed funds (including the fund) in KKR offerings. Such payments are intended to help offset distribution, training, and educational support costs incurred by CCG in connection with Capital Group funds’ investments in KKR private market offerings. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund under the agreement and concluded that such amounts were fair and reasonable.
5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s commitment to provide the fund the necessary resources, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered costs and related cost allocation methodology as well as CRMC’s track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, to respond to industry and regulatory developments, and to attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the registered fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions, including potential fee waivers, and costs voluntarily absorbed. The board and the committee concluded that the anticipated profitability of the fund to CRMC was reasonable and reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

26	Capital Group KKR U.S. Equity+

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Pablo R. González Guajardo, 1967 Trustee	2025	CEO, Kimberly-Clark de México, SAB de CV	22
América Móvil, SAB de CV
(telecommunications
company); Kimberly-Clark
de México, SAB de CV
(consumer staples) Former
director Grupo Lala, SAB
de CV (dairy company)
(until 2022); Grupo
Sanborns, SAB de CV (retail
stores and restaurants)
(until 2023)

William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2025	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	22	Former director of Sempra Energy (until 2022); Biogen Inc. (until 2023)
Amy Zegart, PhD, 1967 Trustee	2025	Morris Arnold and Nona Jean Cox Senior Fellow, Hoover Institution; Senior Fellow and Associate Director, Stanford Institute for Human-Centered Artificial Intelligence, Stanford University	22	Kratos Defense & Security Solutions
Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer or the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Walt Burkley, 1966 Trustee	2025	Senior Vice President and General Counsel – Legal and Compliance Group, Capital Research and Management Company; Director and General Counsel, The Capital Group Companies, Inc.[6]; Director, Capital Research Company[6]; Director, Capital Research and Management Company	3	None
The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.
Refer to the following page for footnotes.

Capital Group KKR U.S. Equity+	27

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Jessica C. Spaly, 1977 President	2025	Partner - Capital Research Global Investors[6], Capital Research and Management Company
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President	2025	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Clara Kang, 1987 Senior Vice President	2025	Vice President – Legal and Compliance Group, Capital Research and Management Company
Erik A. Vayntrub, 1984 Senior Vice President	2025	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company; Secretary, Capital Management Services, Inc.[6]
Michael R. Tom, 1988 Secretary	2025	Associate – Legal and Compliance Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2025	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2025	Associate – Legal and Compliance Group, Capital Research and Management Company
Patrick C. Castellani, 1978 Assistant Treasurer	2025	Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2025	Vice President – Investment Operations, Capital Research and Management Company
1
The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2
Trustees and officers of the fund serve until their resignation, removal or retirement.
3
This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
4
The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5
All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
6
Company affiliated with Capital Research and Management Company.

28	Capital Group KKR U.S. Equity+

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518
Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406
Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280
Custodian of assets
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Counsel
Stradley Ronon Stevens & Young, LLP
100 Park Avenue, Suite 2000
New York, NY 10017
Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188
Principal underwriter
Capital Client Group, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.
"Capital Group Proxy Voting Procedures and Principles" — which describes how the fund’s investment adviser votes proxies of securities held in the fund — is available on the Capital Group website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended March 31 by May 31. The proxy voting record is available free of charge on the SEC website at sec.gov or on our website or by calling AFS.
Capital Group KKR U.S. Equity+ files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.
S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group  Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.
Capital Group and Kohlberg Kravis Roberts & Co. L.P. ("KKR") are not affiliated. The two firms maintain an exclusive partnership to deliver public-private investment solutions to investors. KKR is not a sponsor, promoter, investment adviser, sub-adviser, underwriter or affiliate of Capital Group KKR U.S. Equity+.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. PVGEARX-402-0526P   Printed in USA   CGD/CGRC/10782-S110781   © 2026 Capital Group. All rights reserved.

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at https://www.capitalgroup.com/individual/pdf/shareholder/cg_code_of_ethics.pdf.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant[1]	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees

March 31, 2026	55,000	None	None	None
March 31, 2025	None	None	None	None

Adviser and Affiliates[2]

March 31, 2026	Not Applicable	2,159,000	None	93,000
March 31, 2025	Not Applicable	None	None	None

	(g) Aggregate
Registrant, Adviser and Affiliates[3]	non-audit fees

March 31, 2026	2,251,000
March 31, 2025	None

1The audit fees represents fees billed for professional services rendered for the audit and review of the Registrant’s annual financial statements. The audit-related fees represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “audit fees”. The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns. The other fees represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported under the “audit fees”, “audit-related fees”, and “tax fees”.

2This includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below. The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants. The tax fees consist of consulting services relating to the Registrant’s investments. The other fees consist of subscription services related to an accounting research tool.

3Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant. The non-audit services represented by these amounts were brought to the attention ofthe committee and considered to be compatible with maintaining the auditors’ independence.

(e1 )(e2)(h) All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

(f) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Investments

The schedule of investments is included as part of the material filed under Item 1 of this Form.

ITEM 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 9 - Proxy Disclosures for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 11 - Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included as part of the material filed under Item 1 of this Form under Approval of Investment Advisory and Service Agreement.

ITEM 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Investment adviser – The fund’s investment adviser, Capital Research and Management Company, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held in the portion of the fund managed by the investment adviser as well as other funds managed by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of funds advised by Capital Research and Management Company and its affiliates, including Capital Group KKR Public-Private+ Funds, have established a Joint Proxy Committee (“JPC”) composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.

The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters – The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance provisions – Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights – Proposals to repeal an existing poison pill generally are supported. There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans – Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long term success of the company and the enhancement of shareholder value.

Routine matters – The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder proposals on environmental and social issues – The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

ITEM 13 - Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment adviser – Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund.

Portfolio managers

As of the date of filing this report, the following individuals are primarily responsible for the day-to-day management of the fund.

Portfolio manager/ Fund title (if applicable)	Investment experience	Portfolio manager in this fund since:	Primary title with investment adviser
Michael Beckwith	Investment professional since 1999 (with Capital Research and Management Company or affiliate since 2019)	the fund’s inception (2026)	Partner – Capital Research Global Investors
Cheryl E. Frank	Investment professional since 1997 (with Capital Research and Management Company or affiliate since 2002)	the fund’s inception (2026)	Partner – Capital Research Global Investors
Greg Miliotes	Investment professional since 1998 (with Capital Research and Management Company or affiliate since 2006)	the fund’s inception (2026)	Partner – Capital Research Global Investors
Jessica C. Spaly President	Investment professional since 1999 (with Capital Research and Management Company or affiliate since 2003)	the fund’s inception (2026)	Partner – Capital Research Global Investors

(a)(2) Portfolio manager fund holdings and other managed accounts – As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other registered investment companies or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of March 31, 2026:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Michael Beckwith	None	3	$227.8	4	$12.19	None
Cheryl E. Frank	$100,001 - $500,000	5	$160.8	1	$5.66	95	$17.52
Greg Miliotes	None	1	$165.9	4	$5.50	95	$17.52

Jessica C. Spaly	$500,001 - $1,000,000	7	$668.0	7	$93.42	None

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

[2]

Indicates other RIC(s), PIV(s) or other accounts managed by the investment adviser or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.

Conflicts of interest – The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other registered investment companies, pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts. These material conflicts of interest include, but are not limited to, those described below.

•

The investment adviser will, at times, compete with certain of its affiliates, including other entities it manages or proprietary accounts, for investments for the fund, creating certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the fund’s behalf. The investment adviser will receive advisory and other fees from the other entities it manages, and the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and will create an incentive to favor entities with higher fees.

•

Subject to applicable law, affiliates of the investment adviser will, from time to time, invest in one of the fund’s portfolio companies and hold a different class of securities than the fund. To the extent that an affiliate of the investment adviser holds a different class of securities than the fund, its interests might not be aligned with the fund’s. Notwithstanding the foregoing, the investment adviser will act in the best interest of the fund in accordance with its fiduciary duty to the fund.

•

The appropriate allocation among the fund and other funds and accounts managed by the investment adviser of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one such fund or account participates. The investment adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

The investment adviser expects to obtain investment exposure to private equity through K-PEC and co-investment opportunities offered and sponsored by Kohlberg Kravis Roberts & Co. L.P. (together with its subsidiaries, “KKR”) without considering the universe of available investment options managed by other managers. The investment adviser’s arrangements with KKR create an incentive for the investment adviser to consider only K-PEC and KKR sponsored co-investments even in circumstances when it may conflict or appear to conflict with the fund’s and shareholders’ interests. Such conflicts could arise in many circumstances, including, for example and without limitation, if K-PEC performance lags market or competitor returns over extended periods. Additionally, with respect to KKR’s allocation of co-investment opportunities to third-party investors such as the fund (each, a “Co-Investor”), there can be no assurances that any particular Co-Investor, including the fund, will be given the opportunity to participate in any co-investment opportunities, or on the same or comparable economic terms as other Co-Investors. In determining the allocation of co-investment opportunities, KKR considers a multitude of factors, including the interest of K-PEC, any KKR Vehicles, KKR proprietary entities, KKR and/or Co-Investors in the opportunity. As a result, co-investment opportunities are not allocated pro rata based on each investor’s assets, and the fund may not receive its desired allocation to certain co-investments. This could limit the fund’s investment flexibility and liquidity, as well as its ability to achieve its desired investment returns. In addition, to the extent the investment adviser and KKR alter or terminate their relationship, the fund may not be able to pursue its investment objective and strategies in whole or in part, and the fund and shareholders could experience investment losses as a result. Other benefits that the investment adviser and the fund enjoy as a result of their relationship with KKR could also be altered, reduced or eliminated in the event of such changes to their relationship.

•

KKR provides distribution payments to the fund’s distributor, Capital Client Group, Inc., in connection with investments by certain funds and accounts managed by Capital Research and Management Company or its affiliates, including the fund (collectively, “Capital Group Entities”), in KKR-sponsored investments, including K-PEC, other KKR Vehicles and KKR-sourced co-investments. As it relates to the fund, these payments are determined by the collective amount the fund invests in such KKR-sponsored investments and are calculated as a revenue share of the fees and performance allocations received by KKR from such investments. Any such compensation will apply regardless of how an investment is acquired and will not be contingent on the fund realizing a gain on its investment in such KKR-sponsored investments. This may create an incentive for the investment adviser to allocate a greater portion of the fund’s assets to K-PEC, other KKR Vehicles and KKR-sourced co-investments, even when it may conflict or appear to conflict with the fund’s and shareholders’ interests as described in the paragraph immediately above, and may create a disincentive for the investment adviser to attempt to negotiate lower fees on such investments.

•

While the value of the fund’s securities and other instruments are typically based on pricing information from independent sources such as dealers and pricing services, the fund relies on its own fair valuations with respect to portfolio investments that are not publicly traded and for which no market-based price quotation is available. Fair value pricing involves judgments that are inherently subjective and uncertain. Additionally, the fund or its pricing services may utilize inputs obtained from KKR, its affiliates and/or agents regarding certain of the fund’s portfolio investments. Because the fund’s management fee is calculated based on the value of the fund’s net assets, the role of the investment adviser in valuation of the fund’s securities and other holdings presents a potential conflict of interest – namely, that the investment adviser could be incentivized to value the assets higher than if the management fee were not based on the valuation of such assets. In addition, because the fund’s NAV is a critical component in several operational matters including the determination of the price at which the fund’s shares will be offered and at which a repurchase offer will be made, a variance in the valuation of the fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase order and the number of shares an investor will receive upon investing in the fund.

•

As a registered investment company, the fund is limited in its ability to make investments in issuers in which the investment adviser or its affiliates’ other clients have an investment. The fund is limited in its ability to co-invest with the investment adviser, or one or more of its affiliates in privately negotiated transactions without an exemptive order from the SEC.

•

Due to the limited nature of many private equity investment opportunities, KKR may limit the fund’s investments in K-PEC or private equity co-investment opportunities sponsored by KKR or may favor other KKR clients or accounts in manner that reduces allocations otherwise available to other co-investing accounts, including the fund. To mitigate this conflict, KKR generally allocates investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time. See the sections titled “K-PEC” and “Co-Investments” in the Investment Strategies section of this prospectus for additional information about the conflicts of interest that may exist with respect to the fund’s investments in K-PEC and private equity securities pursuant to co-invest opportunities sourced and offered by KKR and its affiliates.

•

By reason of the various activities of the investment adviser and its affiliates, the investment adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential fund investments that otherwise might have been purchased or be restricted from selling certain fund investments that might otherwise have been sold at the time.

•

The investment adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the investment adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the investment adviser holds a different class of securities than the fund, the interest of such client and the fund might not be aligned. As a result of these conflicts and restrictions, the investment adviser could be unable to implement the fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the investment adviser could choose to exit these investments prematurely and, as a result, the fund would forgo any future positive returns associated with such investments.

•

Certain other client accounts or proprietary accounts managed by the investment adviser have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the fund, or compete with, or have interests adverse to, the fund. This type of conflict could affect the prices and availability of the securities or interests in which the fund invests. The investment adviser or its affiliates will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other client accounts or proprietary accounts managed by the investment adviser or its affiliates that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other client accounts or proprietary accounts and the fund or the regulatory status of other client accounts and any related restrictions or obligations imposed on the investment adviser or its affiliate as a fiduciary thereof. Such advice and actions could adversely impact the fund.

The investment adviser and its affiliates will deal with conflicts of interest using its best judgment, but in its sole discretion. Although the investment adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the investment adviser will be able to resolve all conflicts in a manner that is favorable to the fund.

(a)(3) Compensation of investment professionals – The discussion below describes the portfolio managers’ compensation as of March 31, 2026.

The investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company‘s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as S&P 500 Index and Morningstar US Funds – Large Blend. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.

(a)(4) Securities Ownership of Portfolio Managers - Refer to item (a)(2) for securities ownership of Portfolio Managers as of March 31, 2026.

(b) Not applicable for filing of annual reports to shareholders.

ITEM 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	Date of Purchase	Share Class	(a) Total Number of Shares (or Units) Purchased[1]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/26-2/28/26	2/20/26 2/26/26	Class F-3 Shares Class A Shares Class A-2 Shares Class F-2 Shares Class F-3 Shares Class F-3 Shares Class R-6 Shares	10,000 1,000 1,000 1,000 1,000 9,995,000 1,000	$10.00 $10.00 $10.00 $10.00 $10.00 $10.00 $10.00	0 0 0 0 0 0 0	Not applicable Not applicable Not applicable Not applicable Not applicable Not applicable Not applicable
3/1/26-3/31/26	-	-	-	-	-	-

1The shares purchased were made as a seeding of the new fund.

Footnotes:

a. The notice of repurchase offers occurs quarterly in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, with the first repurchase occurring in August 2026.

b. The Fund currently conducts quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances, subject to approval of the board.

c. The Fund’s repurchase plans are ongoing.

d. The Fund’s repurchase plans are ongoing.

e. The Fund’s repurchase plans are ongoing.

ITEM 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 16 - Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

ITEM 18 - Recovery of Erroneously Awarded Compensation

None

ITEM 19 - Exhibits

(a)(1) Code of Ethics - See Item 2

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Group KKR U.S. Equity (plus)

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: May 29, 2026

By /s/ Brian C. Janssen

Brian C. Janssen,

Treasurer and Principal Financial Officer

Date: May 29, 2026